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                                                                EXHIBIT 10.23


                               FIRST AMENDMENT TO
                              EMPLOYMENT AGREEMENT

     THIS AGREEMENT is dated and effective this 6th day of June, 1996, and amends that certain Employment Agreement, dated February 1, 1993, by and between HAYES WHEELS, S.p.A. f/k/a FPS/Kelsey-Hayes, S.p.A., an Italian corporation
(the "Company" or "FPS") and GIANCARLO DALLERA, an individual employed by the Company ("Dallera").

     WHEREAS, the Company desires to continue to retain Dallera as an employee of the Company because of his experience, expertise and abilities;

     WHEREAS, Dallera desires to accept the Company's offer to have Dallera continue to work for the Company beyond the term originally agreed to in the Agreement, subject to the terms in the Agreement originally as amended herein;

     WHEREAS, the Company has agreed to amend the Agreement and to sell to Dallera the Company's equity interest in and to Cromodora Wheels S.p.A., as consideration for Dallera's agreement to remain with the Company as its Chairman and Managing Director;

     WHEREFORE, as consideration for the mutual promises, rights and obligations set forth herein, and other valuable consideration, the receipt and adequacy of which is hereby acknowledged, Dallera and the Company agree to amend the Agreement as follows:

     A. In Section 1 of the Agreement, the term of May 1, 1993 through April 30, 1998 is deleted and replaced with the term of May 1, 1993 through December 31, 2003.

     B. Section 3 of the Agreement is deleted and replaced with the following:

     "3.   RESTRICTIVE COVENANT. Dallera agrees that during the term of this
Agreement: (a) he shall promptly reveal to the Board of Directors of FPS all matters coming to his attention pertaining to the business or interest of FPS and, except as permitted by clause (c) below, he shall not accept employment from or serve in any capacity with, any other concern which is at such time engaged in a business of a like or similar nature to the business being conducted by FPS or any of its sister, parent or affiliated companies; (b) he shall not reveal, without the written consent of FPS, any matter, the revelation of which could in any manner, adversely affect FPS's business or prospects, unless required by law to do so; (c) he shall not, directly or indirectly, as an individual, partner, shareholder, trustee, executor or through one or more intermediaries or otherwise, control or be controlled by or under the common control or employment of, any corporation, firm, person or other entity, engaged in competition with any business, trade or occupation identical or similar to that carried on by FPS or its sister, parent or
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        affiliated companies, except that Dallera may be associated with
        Cromodora Wheels S.p.A., as an officer, director and/or shareholder so long as the time expended by Dallera in such association does not interfere with his duties under this Agreement and so long as Cromodora Wheels S.p.A. is not in a business which is in competition with the business carried on by the Company; and (d) he shall not, directly or indirectly, cause, entice, offer or encourage to leave the employ of FPS, nor shall he solicit for employment other than for employment with FPS or its sister, parent or affiliated companies, any of the officers, directors or other employees of FPS."

        C. The Company and Dallera hereby acknowledge that FPS, as referred to in the Agreement, is now known as and has become "Hayes Wheels, S.p.A.."

        D. Except as modified and amended herein, the Company and Dallera hereby ratify and reaffirm in all respects the terms of the Agreement, which terms as modified above remain in full force and effect.

        WHEREFORE, Dallera and the Company have executed this Agreement as of the date set forth above.



HAYES WHEELS, S.p.A. f/k/a
FPS/Kelsey-Hayes, S.p.A., an
Italian corporation


             "Company"                              "Dallera"





By: /s/ R. Cucuz                            /s/ Giancarlo Dallera
   -----------------------------          -------------------------------------
        R. Cucuz                                Giancarlo Dallera
        Director